UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2007

RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
3775 North First Street
San Jose, California 95134
408-952-8200
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
     (a) Previous independent accountants
(i) On June 4, 2007 the Company dismissed BDO Seidman LLP (“BDO”) as its independent accountants.
(ii) The reports of BDO on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
(iii) The decision to change independent accountants was approved by the Company’s Audit Committee.
(iv) During the Company’s two most recent fiscal years and through the date of this Report, the Company has had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its report on the financial statements of the Company for such periods.
(v) During the Company’s two most recent fiscal years and through the date of this Report, the Company has had no reportable events under Item 304(a)(1)(v) of Regulation S-K except that the following material weaknesses were reported:
•	For the fiscal year ended December 31, 2006, the Company’s controls that ensure information from its Chinese subsidiaries was properly adjusted to US GAAP for inclusion in the consolidated financial statements were inadequate.

•	For the fiscal year ended December 31, 2005, there was (i) an inadequate number of accounting and finance personnel or consultants sufficiently trained to address some of the complex accounting and financial reporting matters that arise from time-to-time; (ii) inadequate control over our accounting for stock-based compensation under SFAS 123, Accounting for Stock-Based Compensation; and (iii) inadequate control over our accounting and reporting of certain non-routine transactions occurring at two of the Company’s foreign operations.
The Company has requested that BDO furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 6, 2007 is filed as Exhibit 16 to this Form 8-K.

     (b) New independent accountants
The Company engaged Deloitte & Touch LLP (“Deloitte”) as its new independent accountants as of June 7, 2007. During the two most recent fiscal years and through the date of their engagement by the Company, the Company did not consult with Deloitte regarding issues of the type described in Item 304(a)(2) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits

Exhibit 16:	Letter from BDO Seidman LLP to the Securities and Exchange Commission dated June 6, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 7, 2007

RAE SYSTEMS INC.
By:	/s/ Randall Gausman
	Name:	Randall Gausman
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 16:	Letter from BDO Seidman LLP to the Securities and Exchange Commission